ALPS SERIES TRUST

Beacon Accelerated Return Strategy Fund (the “Fund”)

Supplement dated January 28, 2019 to the

Prospectus dated January 28, 2019

Effective March 29, 2019, this supplement expires.

Effective January 28, 2019, and through March 29, 2019:

•	The first paragraph in the “Fund Summary- Principal Investment Strategies of the Fund” section of the Prospectus is hereby deleted and replaced with the following:

“The Fund seeks to outperform U.S. equity markets in modestly rising market environments, to capture most of the equity returns in strong bull markets, and to generate returns that approximate the U.S. equity markets in falling markets.”

•	The first paragraph in the “What are Each Fund’s Principal Investment Strategies- Beacon Accelerated Return Strategy Fund” section of the Prospectus is hereby deleted and replaced with the following:

“The Fund seeks to outperform U.S. equity markets in modestly rising market environments, capture most of the equity returns in strong bull markets, and attempt to generate returns that approximate the U.S. equity markets in falling markets.”

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Investors Should Retain This Supplement for Future Reference